March 27, 2019

IRON STRATEGIC INCOME FUND

and IRON EQUITY PREMIUM INCOME FUND (the “Funds”)

Supplement to the Prospectus and Statement of Additional Information dated January 28, 2019, as supplemented February 20, 2019.

The Iron Equity Premium Income Fund was liquidated on March 26, 2019. Effective immediately, all references to the Iron Equity Premium Income Fund in the Funds’ prospectus and Statement of Additional Information are deleted.

You should read this supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information, each dated January 28,2019, as supplemented on February 20, 2019, and retain it for future reference.